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                                                                  Exhibit 10.4.i

                              FIFTH AMENDMENT OF
                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
        PART I SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN
        --------------------------------------------------------------
              (As Amended and Restated Effective January 1, 1999)

     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part I Salaried and Nonunion Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, the Plan has been amended from time to time, and further amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, and
                           -----------------------------
pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended, effective January 1, 1999, in the following respects:

     1. By deleting the last paragraph of Section 4-4 of Supplement 4 and inserting the following in lieu thereof:

          Life and 10 Year Certain Annuity:  A life and 10 Year Certain Annuity
          --------------------------------
     is an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than 120 months, it will continue, in the same amount as during the Participant's life, for the remainder of the 120-month term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death.

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 1/st/ day of August, 2001.

                                    FMC CORPORATION


                                    By: /s/ William H. Schumann
                                        --------------------------
                                        Member, Employee Welfare Benefits
                                        Plan Committee